UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2025

CBIZ, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Rockside Woods Blvd. N., Suite 600

Independence, Ohio 44131

(Address of principal executive offices) (Zip Code)

216-447-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CBZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Credit Agreement Amendment

On April 29, 2025 (the “Closing Date”), CBIZ, Inc. (the “Company”) entered into a second amendment (the “Second Amendment”) to the Amended and Restated Credit Agreement, dated as of November 1, 2024 (as amended by that certain first amendment, dated as of March 7, 2025, and as further amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”), by and among CBIZ Operations, Inc., an Ohio corporation (the “Borrower”), as borrower, the Company, the other Guarantors identified on the signature pages thereto, the Lenders identified on the signature pages thereto and Bank of America, N.A., as Agent (in such capacity, the “Agent”). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Second Amendment or the Credit Agreement, as applicable.

To afford the Company and the Borrower greater flexibility under the terms of the Credit Agreement, the Second Amendment (i) adds a usual and customary “Available Amount” basket available to the Borrower for the making of certain Investments and/or Restricted Payments (including share repurchases), from time to time, subject to the satisfaction of certain terms and conditions set forth therein and (ii) makes certain other technical changes as set forth therein.

The foregoing description of the Second Amendment and the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment and the Credit Agreement, which are filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

10.1	Second Amendment, dated as of April 29, 2025, by and among CBIZ Operations, Inc., as borrower, the Company, the other Guarantors identified on the signature pages thereto, the Lenders identified on the signature pages thereto and Bank of America, N.A., as Agent (which includes the Credit Agreement as Annex A).

104.1	Cover Page Interactive Data File (formatted as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBIZ, Inc.

Date: April 29, 2025	By:	/s/ Jaileah X. Huddleston
	Name:	Jaileah X. Huddleston
	Title:	Senior Vice President, Chief Legal Officer, and Corporate Secretary